SUMMARY PROSPECTUS — MARCH 1, 2011

CHESAPEAKE GROWTH FUND –
INSTITUTIONAL SHARES (CHESX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at http://www.gofilepoint.com/chesapeake. You can also get this information at no cost by calling 1-800-430-3863 or by sending an e-mail request to fundinfo@ultimusllc.com. The current Prospectus and Statement of Additional Information dated March 1, 2011 are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Chesapeake Growth Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you will pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses1	1.47%
Total Annual Fund Operating Expenses	2.47%
Less: Management Fee Reductions2	(1.00%)
Total Annual Fund Operating Expenses After Management Fee Reductions	1.47%

1
Other Expenses include acquired fund fees and expenses, which represent the pro rata expenses indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. These fees and expenses are not used to calculate the Fund’s net asset value. Such fees and expenses have been included under the subcaption Other Expenses because they were less than 0.01% during the most recent fiscal year.

2
Management Fee Reductions have been restated to reflect that the Advisor has contractually agreed to reduce its fee in whole until February 29, 2012. This agreement will terminate automatically if the Fund’s investment advisory agreement with the Advisor is terminated or by one party providing advance notice to the other party of its intention not to renew the agreement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to reduce Management Fees remains in effect only through February 29, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Your Costs	$ 150	$ 674	$1,225	$2,731

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust (the “Trust”), seeks capital appreciation by investing primarily in equity securities, such as common and preferred stock and securities convertible into common stock, without regard to market capitalization. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund’s objective.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. (the “Advisor”) will focus on companies that, in the Advisor’s opinion, show superior prospects for earnings growth and are undergoing positive changes that have not yet been recognized by “Wall Street” analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year’s comparable period. The Advisor generally avoids companies that have excessive debt. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates.

Under normal market conditions, the Fund will invest at least 90% of its total assets in equity securities, of which no more than 25% of the Fund’s total assets will be invested in the securities of any one industry. Up to 10% of the Fund’s total assets may consist of foreign securities and sponsored American Depositary Receipts (“ADRs”). However, all of the securities in which the Fund invests will be actively traded on domestic or foreign securities exchanges or in the over-the-counter markets. Portfolio securities are generally acquired for the long term.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks, including the risk that you may lose money. There can be no assurance that the Fund will be successful in meeting its investment objective. The following section describes the principal risks involved with an investment in the Fund.

Equity Securities. To the extent that the majority of the Fund’s portfolio consists of equity securities, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor.

Market Risk. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund’s performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions.

Internal Change. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, may involve greater than average risk due to their unproven nature.

Small and Medium Capitalization Companies. To the extent the Fund’s assets are invested in small and medium capitalization companies, the Fund may exhibit more volatility than if it were invested exclusively in large capitalization companies because the securities of small and medium capitalization companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Small and medium capitalization companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning small and medium capitalization companies than for larger, more established companies.

Large Capitalization Companies. Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fund’s Institutional shares by showing changes in the Fund’s performance from year to year for the past 10 calendar years and by showing how the average annual total returns of Institutional shares of the Fund for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-800-430-3863.

Annual Total Returns

•	During the period shown in the bar chart, the highest quarterly return was 24.03% (for the quarter ended June 30, 2009).

•	During the period shown in the bar chart, the lowest quarterly return was -30.97% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2010:

The table below presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold shares of the Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

The Chesapeake Growth Fund Institutional Shares	1 Year	5 Years	10 Years
Return Before Taxes	18.88%	3.47%	-0.26%
Return After Taxes on Distributions	18.88%	3.47%	-0.26%
Return After Taxes on Distributions and Sale of Institutional Shares	12.27%	2.98%	-0.22%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	17.64%	3.88%	0.30%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	29.09%	5.30%	3.78%

The Russell 3000 Growth Index and the Russell 2000 Growth Index are widely recognized, unmanaged indexes that measure the performance of the broad growth segment and the small-cap growth segment of the U.S. equity universe, respectively. Together, these indexes show how the Fund’s performance compares with the returns of indexes holding similar securities as the Fund.

MANAGEMENT OF THE FUND

Investment Advisor

Gardner Lewis Asset Management L.P. is the Fund’s investment advisor.

Portfolio Managers

W. Whitfield Gardner, Chairman and Chief Executive Officer of the Advisor, and John L. Lewis, IV, President of the Advisor, are responsible for the day-to-day management of the Fund’s portfolio. Messrs. Gardner and Lewis have managed the Fund’s portfolio since its inception in 1994.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$250,000

Subsequent Investments

$5,000 ($100 for those participating in the automatic investment plan)

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by wire transfer or through your financial intermediary. Please call 1-800-430-3863 for assistance.

TAX INFORMATION

The Fund expects to distribute substantially all of its net investment income and net realized gains to its shareholders at least annually. The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4